Form N-SAR, Sub-Item 77C
Submission of matters to a vote of security holders

Nuveen Kansas Municipal Bond Fund
Nuveen Kentucky Municipal Bond Fund
Nuveen Michigan Municipal Bond Fund
Nuveen Missouri Municipal Bond Fund and
Nuveen Ohio Municipal Bond Fund
Nuveen Wisconsin Municipal Bond Fund, each a series of


Nuveen Multistate Trust IV
811-07751

A special shareholder meeting was held in the offices of Nuveen Investments on August 5, 2014 for Nuveen Kansas
Municipal Bond Fund, Nuveen Kentucky Municipal Bond
Fund, Nuveen Michigan Municipal Bond Fund, Nuveen
Missouri Municipal Bond Fund, Nuveen Ohio Municipal
Bond Fund and Nuveen Wisconsin Municipal Bond Fund; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement, to approve revisions to, or elimination of, certain fundamental investment policies and to elect Board Members.


The results of the shareholder votes
are as follows:

    Nuveen Kansas
Municipal Bond Fund
    Nuveen Kentucky
Municipal Bond Fund
   Nuveen Michigan
Municipal Bond Fund
To approve a new investment
management agreement between each
Trust and Nuveen Advisors, LLC.



   For
  7,715,855
           16,625,823
       6,955,797
   Against
     158,844
                563,559
        220,623
   Abstain
      345,746
                721,532
         262,031
   Broker Non-Votes
     2,143,618
             5,078,378
   1,648,433
      Total
  10,364,063
           22,989,292
     9,086,884




To approve a new sub-advisory
agreement between Nuveen Fund
Advisors and Nuveen Asset
Management, LLC.



   For
7,738,644
           16,551,300
       6,983,251
   Against
     179,850
                613,825
         204,404
   Abstain
      301,949
                745,791
         250,796
   Broker Non-Votes
   2,143,620
             5,078,376
       1,648,433
      Total
   10,364,063
           22,989,292
       9,086,884




To approve revisions to, or elimination
of, certain fundamental investment
policies:







a. Revise the fundamental policy
related to the purchase and sale of
commodities.



   For
        7,622,265
     16,373,468
        6,867,303
   Against
         252,908
        795,117
       276,896
   Abstain
         345,268
        742,324
     294,250
   Broker Non-Votes
      2,143,622
    5,078,383
    1,648,435
      Total
    10,364,063
      22,989,292
     9,086,884




b. Revise the fundamental policy
related to issuing senior securities.



   For
        7,612,028
    16,365,780
      6,834,843
   Against
        224,863
          784,141
       283,772
   Abstain
         383,549
        760,992
        319,834
   Broker Non-Votes
       2,143,623
      5,078,379
    1,648,435
      Total
     10,364,063
     22,989,292
   9,086,884




c. Revise the fundamental policy
related to underwriting.



   For
    7,641,760
      16,401,697
 6,912,242
   Against
       223,309
         770,566
     218,310
   Abstain
       355,373
        738,648
       307,897
   Broker Non-Votes
     2,143,621
   5,078,381
   1,648,435
      Total
    10,364,063
    22,989,292
   9,086,884




d. Revise the fundamental policy
related to the purchase and sale of real estate.



   For
    7,691,263
       16,459,790
        6,919,758
   Against
         187,516
        709,238
         213,571
   Abstain
         341,660
        741,882
         305,120
   Broker Non-Votes
      2,143,624
     5,078,382
      1,648,435
      Total
     10,364,063
     22,989,292
       9,086,884




e. Revise the fundamental policy
related to diversification.



   For

     16,418,946
             73,257
   Against

       748,433
         208,232
   Abstain

          743,530
        256,961
   Broker Non-Votes

     5,078,383
     1,648,434
      Total

      22,989,292
    9,086,884




f. Eliminate the fundamental policy
related to permitted investments.



   For
     7,699,327
    16,297,189
   6,876,294
   Against
        151,562
        846,365
       251,546
   Abstain
        369,551
       767,352
         310,609
   Broker Non-Votes
       2,143,623
    5,078,386
      1,648,435
      Total
     10,364,063
    22,989,292
      9,086,884




g. Eliminate the fundamental policy
related to pledging assets.



   For
      7,656,665
    16,255,039
   6,785,370
   Against
        181,266
       843,706
       297,965
   Abstain
          382,509
         812,159
        355,115
   Broker Non-Votes
        2,143,623
       5,078,388
     1,648,434
      Total
     10,364,063
     22,989,292
     9,086,884




h. Eliminate the fundamental policy
related to investment in issuers whose
shares are owned by the Fund's Board
Members or officers.



   For
         99,309
     16,182,970
     6,803,532
   Against
        232,975
           965,927
      302,994
   Abstain
         388,157
          762,006
       331,923
   Broker Non-Votes
     2,143,622
          5,078,389
      1,648,435
      Total
    10,364,063
       22,989,292
      9,086,884




i. Eliminate the fundamental policy
related to short sales and purchases on
margin.



   For
          7,616,424
  16,238,617
        6,757,140
   Against
         228,099
     898,035
       299,762
   Abstain
      375,919
       774,257
         381,545
   Broker Non-Votes
        2,143,621
        5,078,383
      1,648,437
      Total
       10,364,063
      22,989,292
     9,086,884




j. Eliminate the fundamental policy
related to writing options.



   For
       7,630,769
     16,318,553
     6,818,225
   Against
      209,986
        813,375
        325,851
   Abstain
         379,687
          778,982
        294,372
   Broker Non-Votes
     2,143,621
      5,078,382
      1,648,436
      Total
   10,364,063
     22,989,292
       9,086,884


    Nuveen Missouri
Municipal Bond Fund
    Nuveen Ohio Municipal
Bond Fund
    Nuveen Wisconsin
Municipal Bond Fund
To approve a new investment
management agreement between each
Trust and Nuveen Advisors, LLC.



   For
       22,678,889
       22,632,821
         4,880,748
   Against
            290,380
           790,716
              94,182
   Abstain
            379,776
     1,077,219
       114,244
   Broker Non-Votes
       11,993,464
      5,988,186
        1,208,976
      Total
       35,342,509
    30,488,942
       6,298,150




To approve a new sub-advisory
agreement between Nuveen Fund
Advisors and Nuveen Asset
Management, LLC.



   For
        22,642,075
     22,599,694
         4,841,022
   Against
        298,042
          814,125
         141,955
   Abstain
            408,929
       1,086,937
          106,196
   Broker Non-Votes
        11,993,463
       5,988,186
       1,208,977
      Total
     35,342,509
      30,488,942
        6,298,150




To approve revisions to, or elimination
of, certain fundamental investment
policies:







a. Revise the fundamental policy
related to the purchase and sale of
commodities.



   For
      22,445,562
      22,368,987
       4,806,042
   Against
            416,527
      986,377
         142,658
   Abstain
          486,953
      1,145,393
           140,474
   Broker Non-Votes
      11,993,467
      5,988,185
         1,208,976
      Total
    35,342,509
   30,488,942
       6,298,150




b. Revise the fundamental policy
related to issuing senior securities.



   For
       22,392,131
     22,403,738
       4,793,582
   Against
        463,151
          934,193
         180,093
   Abstain
           493,762
       1,162,821
        115,498
   Broker Non-Votes
      11,993,465
      5,988,190
     1,208,977
      Total
   35,342,509
   30,488,942
      6,298,150




c. Revise the fundamental policy
related to underwriting.



   For
     22,474,429
     22,397,326
       4,831,135
   Against
           347,390
          951,167
          102,843
   Abstain
           527,224
      1,152,261
       155,195
   Broker Non-Votes
     11,993,466
       5,988,188
      1,208,977
      Total
     35,342,509
     30,488,942
     6,298,150




d. Revise the fundamental policy
related to the purchase and sale of real estate.



   For
    22,503,056
      22,412,771
       4,788,674
   Against
         390,636
        911,998
        155,592
   Abstain
         455,350
       1,175,986
         144,909
   Broker Non-Votes
       11,993,467
       5,988,187
     1,208,975
      Total
     35,342,509
       30,488,942
         6,298,150




e. Revise the fundamental policy
related to diversification.



   For
    22,395,693
   22,443,733
             -
   Against
          389,111
         897,264
            -
   Abstain
        564,241
     1,159,758
            -
   Broker Non-Votes
      11,993,464
     5,988,187
  -
      Total
   35,342,509
     30,488,942
        -




f. Eliminate the fundamental policy
related to permitted investments.



   For
   22,432,274
22,250,224
      4,793,426
   Against
        459,059
        994,057
        156,626
   Abstain
        457,708
   1,256,479
    139,120
   Broker Non-Votes
     11,993,468
        5,988,182
    1,208,978
      Total
     35,342,509
     30,488,942
    6,298,150




g. Eliminate the fundamental policy
related to pledging assets.



   For
      22,327,012
     22,151,340
     4,804,739
   Against
         545,437
    1,116,645
         159,576
   Abstain
        476,594
    1,232,773
         124,858
   Broker Non-Votes
    11,993,466
       5,988,184
       1,208,977
      Total
    35,342,509
    30,488,942
     6,298,150




h. Eliminate the fundamental policy
related to investment in issuers whose
shares are owned by the Fund's Board
Members or officers.



   For
   22,196,213
     22,058,755
     4,753,119
   Against
         663,164
        1,194,989
        196,150
   Abstain
        489,666
       1,247,007
       139,901
   Broker Non-Votes
      11,993,466
     5,988,191
    1,208,980
      Total
   35,342,509
      30,488,942
     6,298,150




i. Eliminate the fundamental policy
related to short sales and purchases on
margin.



   For
    22,305,326
22,105,079
     4,749,193
   Against
       613,162
    1,137,557
      184,453
   Abstain
        430,559
     1,258,118
       155,527
   Broker Non-Votes
    11,993,462
     5,988,188
   1,208,977
      Total
       35,342,509
       30,488,942
        6,298,150




j. Eliminate the fundamental policy
related to writing options.



   For
     22,339,377
     22,233,219
      4,826,602
   Against
     554,891
    1,064,652
        120,136
   Abstain
          454,781
      1,202,883
      142,437
   Broker Non-Votes
 11,993,460
   5,988,188
     1,208,975
      Total
   35,342,509
    30,488,942
     6,298,150


Proxy materials are herein incorporated by reference to the SEC filing on June 18, 2014, under Conformed Submission Type DEF14A, accession number 0001193125-14-240335.